SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report: April 16, 1999
(Date of earliest event reported)


               CAPCO America Securitization Corporation
             Commercial Mortgage Pass-Through Certificates
                            Series 1997-D7
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          (Exact Name of registrant as specified in its charter)

Delaware                        333-22133                13-3672336
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(State or Other Juris-        (Commission             (I.R.S. Employer
diction of Incorporation)      File Number)           Identification Number)


Two World Financial Center, Building B, New York, New York    10281
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(Address of Principal Executive Office)                    (Zip Code)


Registrant's telephone number, including area code:      212-667-9300
                                                       ---------------

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               This Document contains exactly 196 Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D7 issued pursuant to a Pooling and Servicing Agreement, dated as of September 11, 1998 (the "Pooling and Servicing Agreement"), by and among CAPCO America Securitization Corporation (the "Company"), as depositor, AMRESCO Services, L.P. , as co-Servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration
Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the April 16, 1999 monthly distribution report prepared by the Trustee pursuant to Section 4.02(b)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

       (c)     Exhibits


                      Item 601(a) of
                      Regulation S-K
      Exhibit No.     Exhibit No.         Description



      5.1             99               Monthly distribution report pursuant to
                                       Section 4.2 of the Pooling and Servicing
                                       Agreement for the distribution on
                                       April 16, 1999


      5.2             99               Comparative Financial Status
                                       Report as of  04/12/99

                                       Delinquent Loan Status Report as of
                                       04/12/99

                                       REO Status Report as of 04/12/99

                                       Watch List as of  04/12/99

                                       Historical Loan Modification Report
                                       as of 04/12/99

                                       Historical Loss Estimate Report as of
                                       04/12/99

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                          AMRESCO SERVICES, L.P., IN
                                          ITS CAPACITY AS SERVICER
                                          UNDER THE POOLING AND
                                          SERVICING AGREEMENT ON
                                          BEHALF OF ASSET SECURITIZATION
                                          CORPORATION, REGISTRANT





                                        By:  _________________
                                               Daniel B. Kirby,
                                               Senior Vice President


                                        By: __________________
                                               Sean D. Reilly
                                               Vice President


Date:  April 22, 1999

                              EXHIBIT INDEX

                         Item 601(a)of
                         Regulation S-K
     Exhibit No.         Exhibit No.         Description


     5.1                 99                  Monthly distribution report
                                             puruant to Section 4.2 of the
                                             Pooling and Servicing Agreement
                                             for the distribution on
                                             April 16, 1999


     5.2                 99                  Comparative Financial Status
                                             Report as of 04/12/99

                                             Delinquent Loan Status Report
                                             as of 04/12/99

                                             REO Status Report as of 04/12/99

                                             Watch List as of 04/12/99

                                             Historical Loan Modification
                                             Report as of 04/12/99

                                             Historical Loss Estimate Report
                                             as of 04/12/99